File Number 33-21534
Amendment to the Prospectus
By Supplement
Pursuant to Rule 497(e)

Supplement to the Enterprise Accumulation Trust Prospectus dated May 1, 2003.

This information is an addition to the prospectus.

On December 15, 2003, the Board of Trustees of Enterprise Accumulation Trust (the "Trust") approved an Agreement and Plan of Reorganization and Termination (the "Plan") with respect to each portfolio of the Trust (each, a "Portfolio"). Under the Plan, each Portfolio will convert into a corresponding, newly-created series ("EQ Portfolio") of EQ Advisors Trust, a registered investment company managed by The Equitable Life
Assurance Society of the United States, a subsidiary of AXA Financial Inc.
 ("AXA Financial"). Each Plan provides for the acquisition by the EQ Portfolio of all of the assets of each Portfolio of the Trust, in exchange solely for the assumption of all the liabilities of such Portfolio by the EQ Portfolio, shares of the EQ Portfolio, and the subsequent liquidation of the Portfolio. Each EQ Portfolio is expected to have identical investment objectives, policies and risks as the corresponding Portfolio of the Trust. Shareholders of each Portfolio will be asked to approve the Plan at a special shareholder meeting anticipated to be held during the first quarter of 2004. Each Plan is to be effective only if the proposed Merger described below is consummated.

On September 17, 2003, The MONY Group Inc. ("MONY"), AXA Financial and AIMA Acquisition Co. entered into an Agreement and Plan of Merger providing for the acquisition of MONY by AXA Financial (the "Merger"). MONY is the parent company of Enterprise Capital Management, Inc. ("Enterprise Capital"), Boston Advisors, Inc. ("Boston Advisors"), and MONY Capital Management, Inc. ("MONY Capital"). Enterprise Capital is the investment advisor of each Portfolio of the Trust; Boston Advisors is the subadvisor of the Equity Income Portfolio; and MONY Capital is the subadvisor of the Short Duration Bond Portfolio. If the Merger is consummated, as a result of the change in control of Enterprise Capital, Boston Advisors and MONY Capital, the Trust's investment advisory agreement and each Portfolio's subadvisory agreement will automatically terminate.

It is anticipated that the Board of Trustees of the Trust will be asked to consider and approve a new investment advisory agreement and subadvisory agreement for each Portfolio at a meeting to be held in January 2004. If the Board of Trustees approve the agreements, shareholders of each Portfolio will also be asked to approve the new investment advisory agreement at a special shareholder meeting. Shareholders of the Equity Income Portfolio and the Short Duration Bond Portfolio will also be asked to approve a new subadvisory agreement. The Trust has received an exemptive order from the Securities and Exchange Commission, which permits the Trust to enter into new sub-advisory agreements following a change of control of an unaffiliated subadvisor without shareholder approval. Therefore, shareholders of each Portfolio other than the Equity Income Portfolio and the Short Duration Bond Portfolio will not be asked to approve new subadvisory agreements.

Contractholders of each Portfolio will receive a proxy statement containing more information about the Merger, the Plan, and any new agreements prior to the special meeting of shareholders.

December 19, 2003